Exhibit 31

Certification Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

I, Randy Garutti, certify that:

1.	I have reviewed this Amendment No. 1 to the Annual Report on Form 10-K of Shake Shack Inc.;

2.	Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

Date: May 1, 2017
/s/ Randy Garutti
Randy Garutti

Chief Executive Officer (Principal Executive Officer and Principal Financial Officer)